UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2008

CAPTERRA FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-50764	20-0003432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 1200, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 893-1003

ACROSS AMERICA REAL ESTATE CORP.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to “us,” “we,” or “the Company” refer to CAPTERRA FINANCIAL GROUP, INC. and its subsidiaries.

Item 5.02 Departure of Principal Officer

Mr. Terry Thompson is no longer our Senior Vice President-Operations. Effective April 30, 2008, we had entered into an employment agreement with Mr. Thompson which terminated on August 31, 2008. We have elected not to renew the agreement. We are actively seeking a replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2008

Capterra Financial Group, Inc.

By: /s/ Peter Shepard
Peter Shepard
Chief Executive Officer